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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 14, 2000

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                             0-21097                          84-1294908
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(State or other                     (Commission                    (IRS Employer
jurisdiction of                       File No.)              Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 568-8000
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events

     On September 14, 2000, the Company announced that it had reached agreement with the Official Committee of Unsecured Creditors in the Company's Chapter 11 case on all outstanding issues regarding the Company's plan of reorganization and that the Committee supported the plan, although the Committee has reserved the right to challenge the distribution under the plan to Bagel Store Development Funding, L.L.C. Attached to this Current Report on Form 8-K as
Exhibit 99.1 is a copy of the Company's related press release dated September 14, 2000.

Item 7.  Financial Statements and Exhibits

     Exhibit 99.1  Press release of the Company dated September 14, 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 14, 2000

                                        EINSTEIN/NOAH BAGEL CORP.



                                        By: /s/ Paul A. Strasen
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                                            Paul A. Strasen
                                            Senior Vice President

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